FIRST AMENDMENT TO LOAN AGREEMENT

     THIS FIRST AMENDMENT to Loan Agreement is made this _____ day of March, 1999, by and among AARICA HOLDINGS, INC., a Texas corporation (hereinafter called "Borrower"), CAROL KOLOZS (hereinafter called "Guarantor"), and ROBERT E. SCHMIDT, JR., (hereinafter called the "Lender").

         WHEREAS, Borrower, Guarantor, and Lender entered into that certain Loan Agreement dated March 8, 1999 (the "Agreement"), whereby Borrower acknowledged borrowing $240,000.00 ("Original Loan"), and borrowed an additional $250,000.00 ("Second Loan"); and Guarantor guaranteed payment of both the First and Second Loan; and

         WHEREAS, Lender has already advanced $50,000.00 in the form of a wire transfer and $50,000.00 in the form of a Letter of Credit for the benefit of Taimark, pursuant to the terms of the Second Loan; and

         WHEREAS, Borrower and Guarantor have requested Lender change the manner of the final distribution of the Second Loan and advance $150,000.00 in the form of a wire transfer or bank check instead of a Letter of Credit for the benefit of Shing Tak to which request Lender has agreed; and

         WHEREAS, Borrower, Guarantor, and Lender desire to amend the Agreement to reflect the change in the form of final distribution under the Second Loan.

         NOW, THEREFORE, in consideration of the premises herein contained, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Agreement be amended as follows:

         Paragraph (b) of Article I of the Agreement is deleted in its entirety and the following substituted therefor:

     "(b) $150,000.00 in the form of a wire transfer or bank check; and"

         Except as modified by this Amendment, the Agreement shall remain unchanged and in full force and effect, and the parties reaffirm and ratify their respective obligations thereunder.

         The recitals hereto, which the parties acknowledge are true and correct, are hereby incorporated herein by reference. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the parties


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                                       -2-

hereto and their respective permitted successors, grantees, heirs, and assigns. This Amendment shall be construed and interpreted in accordance with, and governed by, the laws of the State of Florida.

GUARANTOR:                 BORROWER:

                                            AARICA HOLDINGS, INC., a Texas
corporation

------------------------------------
Carol Kolozs

                                             By:______________________________
                                            Its:______________________________


                                              LENDER:

   ------------------------------------
                                             Robert E. Schmidt, Jr.





ORL95  109952.1 - CJG